                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant  [X]

         Filed by a Party other than the Registrant  [ ]

         Check the appropriate box:

     [ ]  Preliminary Proxy Statement.
     [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
     [ ]  Definitive Proxy Statement.
     [X]  Definitive Additional Materials.
     [ ]  Soliciting Material Pursuant to ss.240.14a-12.


                          CHESTNUT STREET EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Chestnut Street Exchange Fund 9/6/06

Hi, my name is ____________________ and this is a courtesy call from ADP. I am a proxy representative on behalf of Chestnut Street Exchange Fund. Is (shareholder name) available?

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:
     Hi Mr./Ms. ____________________, my name is ____________________ and I am calling from ADP since you are a shareholder of Chestnut Street Exchange Fund. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders scheduled for September 29, 2006. Have you received this material?

IF THE SHAREHOLDER ANSWERS:
     Hi Mr./Ms. ____________________ , I am calling from ADP because you are a shareholder of Chestnut Street Exchange Fund. Recently you were mailed proxy material for the upcoming special meeting of Shareholders scheduled for September 29, 2006. Have you received this material?

IF NOT RECEIVED:
     I can resend the voting material to you. You should receive it with in 3 to 5 business days. Once received and reviewed there are several options for you to place your vote. You may vote by mail by completing the card, signing and dating it and then mailing it back in the prepaid envelope, use the automated phone system, the number is XXX-XXX-XXXX or vote online at (proxy web site url). You may also call us directly at 1-888-791-6187 or if you would like we can schedule a call back for a later date.

IF NO (REGARDING RE-MAILING):
     Mr./Ms. ____________________ may I please verify your mailing address so I may send you another copy of this material?

VERIFY ADDRESS AND MAKE ANY CHANGES.
     The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

     Mr./Ms. ____________________ would you like me to schedule a call back in a few days after you have had a chance to review the material? We will give you a call within a week once you have had time to review the material. Thank you for your time and have a great day/evening.

IF RECEIVED:
     Have you had a chance to review the material and are there any questions I can answer for you?

     If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?

Chestnut Street Exchange Fund 9/6/06

IF SHARES WERE SOLD AFTER RECORD DATE:
     Since you were a shareholder on the date of record, which was August 15, 2006, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES HOUSEHOLD:

     The process will only take a few moments.
     1.   I will introduce myself again and give the date and time.
     2.   I will then ask your permission to record your vote.
     3. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

     May I take your vote now?
     Thank you, for your protection this phone call will be recorded.

     My name is ____________________ from ADP on behalf of Chestnut Street Exchange Fund.

     Today's date is ____________________ and the time is _________________ E.T.


     Mr./Ms. ____________________ do I have your permission to record your vote? For the record, would you please state your full name and full mailing address?

     The Board of Trustees has unanimously approved the proposals as set forth in the material you received and recommends a favorable vote for all proposals. Do you wish to support the Board's recommendation for each of your accounts?

IF YES CORPORATE:

THIS PROCESS WILL ONLY TAKE A FEW MOMENTS.
     1.   I will introduce myself again and give the date and time.
     2.   I will ask your permission to record your vote.
     3. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.
     4. Finally I will ask you to confirm that you are authorized to vote on this account.

MAY I TAKE YOUR VOTE NOW?
     Thank you, for your protection this phone call will be recorded.

     My name is ____________________ from ADP on behalf of Chestnut Street Exchange Fund.

     Today is ____________________ and the time is _________________ E.T.

     Mr./Ms. ____________________ do I have your permission to record your vote?

For the record, would you please state your full name and company mailing address?

Are you authorized to vote these shares?

Chestnut Street Exchange Fund 9/6/06

The Board of Trustees has unanimously approved the proposals as set forth in the material you received and recommends a favorable vote for all proposals. Do you wish to support the Board's recommendation for each of your accounts?

FOR FAVORABLE VOTE:
     Mr./Ms. ____________________ I have recorded your vote as follows, for all of your Chestnut Street Exchange Fund accounts you are voting the Board's recommendation in favor of the proposal as set forth in the proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:
     Mr./Ms. ____________________ I have recorded your vote as follows, for all of your Chestnut Street Exchange Fund accounts you are voting against the proposals as set forth in the proxy materials you received, is that correct?

FOR ABSTENTIONS:
     Mr./Ms. ____________________ I have recorded your vote as follows, for all of your Chestnut Street Exchange Fund accounts you are abstaining on the proposals as set forth in the proxy materials you received, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.
     Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-888-791-6187 to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00pm, September 28, 2006. Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED:
     Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at XXX-XXX-XXXX or on the Internet at (web site url). The only thing you will need is the control number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES:
     Thank you very much Sir/Madame, we will give you a call back at your convenience on ____________________ at _________ o'clock your time. Should you have any further questions prior to our call back, please feel free to call ADP at 1-888-791-6187. Thank you for your time and have a great day/evening.

IF NO:
     Sorry for the inconvenience today, but we would like to ensure you, that as a shareholder, your vote is important. Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone, you may do so by calling us at 1-888-791-6187 or an automated system at XXX-XXX-XXXX. You can also go on the Internet and vote there at (web site). Please

Chestnut Street Exchange Fund 9/6/06
     understand that you have the opportunity to vote on these important proposals. Thank you for your time and participation today and have a good day/evening.

                           ANSWERING MACHINE MESSAGE:

     Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of Chestnut Street Exchange Fund with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for September 29, 2006.

     Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-888-791-6187 to answer any questions you may have and also to cast your vote directly over the phone.

     Thank you in advance for your time and have a great day/evening.


                           INBOUND - CLOSED RECORDING

     Thank you for calling the Chestnut Street Exchange Fund meeting line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.


                         INBOUND - CALL IN QUEUE MESSAGE

     Thank you for calling the Chestnut Street Exchange Fund meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                             END OF CAMPAIGN MESSAGE

 "Thank you for calling the Chestnut Street Exchange Fund Proxy Client Service
   Center. The Shareholder meeting scheduled for September 29, 2006 was held successfully and all proposals were passed favorably. As a result, this toll free number is no longer in service
                for proxy related shareholder calls. If you have
           questions about your Chestnut Street Exchange Fund, please contact your Financial Advisor or call (XXX-XXX-XXXX). Thank you for investing with Chestnut Street Exchange Fund."

Chestnut Street Exchange Fund 9/6/06

    (The Closed, Call in Queue and End of Campaign messages can be scripted accordingly based on proposal outcome and customization as requested by the client)

                                                                               5